UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2017

THE TORO COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-8649	41-0580470
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8111 Lyndale Avenue South Bloomington, Minnesota (Address of principal executive offices)	55420 (Zip Code)

Registrant’s telephone number, including area code:	(952) 888-8801

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5-Corporate Governance and Management

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Michael J. Hoffman, Chairman of the Board of The Toro Company (“Toro”), has informed the Board of Directors of Toro (the “Board”) that he will retire as Chairman of the Board and as a director, effective November 3, 2017. There are no disagreements between Mr. Hoffman and Toro on any matter relating to Toro’s operations, policies or practices.

Richard M. Olson, Toro’s President and Chief Executive Officer and a member of the Board, has been elected by the Board to serve as Chairman of the Board, effective upon Mr. Hoffman’s retirement on November 3, 2017. Mr. Olson will also continue to serve as Toro’s President and Chief Executive Officer.

Robert C. Buhrmaster will continue to serve as the presiding non-management director of the Board.

In connection with Mr. Hoffman’s retirement, the Board size will be reduced from 11 to 10 directors, effective November 3, 2017.

Section 7-Regulation FD

Item 7.01    Regulation FD Disclosure

Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the press release issued by Toro in connection with the announcement of the (i) retirement of Mr. Hoffman as Chairman of the Board and as a director, (ii) election of Mr. Olson as Chairman of the Board, and (iii) corresponding decrease in the size of the Board from 11 to 10 directors, all such events effective as of November 3, 2017.

The information contained in this Item 7.01 and Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by Toro under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9-Financial Statements and Exhibits
Item 9.01.     Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release dated September 5, 2017 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TORO COMPANY
(Registrant)

Date: September 5, 2017	By /s/ Timothy P. Dordell_______
Timothy P. Dordell
Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
99.1	Press Release dated September 5, 2017	Furnished herewith

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